                                                                      EXHIBIT 10


                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                        ---------------------------------
                               MATERIAL CONTRACTS


     The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

     10.1* Navistar International Corporation 1984 Stock Option Plan. Filed as Exhibit A to Proxy Statement dated February 6, 1984. Commission File No. 1-5236.

     10.2 Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

     10.3 Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 33-87374.

     10.4 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

     10.5 Indenture dated as of May 30, 1996, between Navistar Financial 1996-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

     10.6 Indenture dated as of November 6, 1996, between Navistar Financial 1996-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

     10.7 Indenture dated as of May 7, 1997, between Navistar Financial 1997-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

     10.8 Amendment No. 3 dated as of May 27, 1997, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995 and Amendment No. 2 dated as of March 29, 1996, among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 17, 1997. Commission File No. 1-4146-1.




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
                                                          EXHIBIT 10 (CONTINUED)


                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                        ---------------------------------
                               MATERIAL CONTRACTS


     10.9* Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit 10.5 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

     10.10* Navistar International Corporation Stock Ownership Program. Filed as
            Exhibit 10.20 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

     10.11 Indenture dated as of November 5, 1997, between Navistar Financial 1997-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.

     10.12* Navistar 1988 Non-Employee  Director Stock Option Plan amended as of
            March 20, 1996. Filed as Exhibit 10.19 to Form 10-K dated December 22, 1997. Commission File No. 1-9618.

     10.13* Navistar  1998  Non-Employee  Director  Stock Option Plan.  Filed as
            Exhibit 10.20 to Form 10-Q dated March 17, 1998. Commission File No. 1-9618.

     10.14 Indenture dated as of June 4, 1998, between Navistar Financial 1998-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1998-A Owner Trust. Filed on Registration No. 33-64249.

     10.15* Navistar International Corporation 1998 Interim Stock Plan. Filed as
            Exhibit 10.21 to Form 10-Q dated June 12, 1998. Commission File No. 1-9618.

     10.16 Transfer and Administration Agreement dated as of November 13, 1998, between Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Transferor, Park Avenue Receivables Corporation, as Purchaser, and The Chase Manhattan Bank, as Funding Agent and APA Bank. Filed on Form 8-K dated December 18, 1998. Commission File No. 33-64249.

     10.17* Navistar 1994  Performance  Incentive Plan amended as of October 13,
            1998. Filed as Exhibit 10.19 to Form 10-K dated December 22, 1998. Commission File No. 1-9618.

     10.18 Trust Agreement dated as of June 3, 1999, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1999-A Owner Trust. Filed on Registration No. 333-62445.

     10.19 Indenture dated as of June 3, 1999, between Navistar Financial 1999-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1999-A Owner Trust. Filed on Registration No. 333-62445.

                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                        ---------------------------------
                               MATERIAL CONTRACTS


     10.20 Receivable Purchase Agreement dated as of November 12, 1999, between Navistar Financial Retail Receivables Corporation, as Seller,
            Navistar Financial Corporation, as Servicer, and Falcon Asset Securitization Corporation and International Securitization Corporation, as investors, and Bank One NA as agent and as Securities Intermediary, with respect to Navistar Financial 1999-B Multi-seller Asset-backed Commercial Paper Conduit. Filed on Registration No. 333-62445.

     10.21* Navistar  1998  Supplemental  Stock Plan.  Filed as Exhibit 10.21 to
            Form 10-K dated December 22, 1999. Commission File No. 1-9618.

     10.22 Indenture dated as of March 9, 2000, between Navistar Financial 2000-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2000-A Owner Trust. Filed on Registration No. 333-62445.

     10.23 Indenture dated as of November 1, 2000, between Navistar Financial 2000-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2000-B Owner Trust. Filed on Registration No. 333-62445.


     * Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).



















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